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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2007

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                                  MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)


       Virginia                        1-12997                   54-1000588
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                 11419 Sunset Hills Road,
                     Reston, Virginia                           20190-5207
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (703) 251-8500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

         MAXIMUS, Inc. (the "Company") previously reported that it had notified Accenture LLP ("Accenture") of its intention to pursue the termination of the subcontract between the parties in support of Accenture's prime contract with the Texas Health and Human Services Commission for the Integrated Eligibility and Enrollment Services program if Accenture's defaults were not cured by February 16, 2007. On February 16, 2007, the Company delivered to Accenture a letter that terminates the subcontract. A copy of the letter is filed as Exhibit
99.1 to this Current Report on Form 8-K and incorporated by reference into this
Item 8.01.


Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits.

                Exhibit No.     Description
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                   99.1         Letter dated February 16, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAXIMUS, Inc.


Date: February 23, 2007                 By: /s/ David R. Francis
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                                            David R. Francis
                                            General Counsel and Secretary

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                                  EXHIBIT INDEX


        Exhibit No.     Description
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           99.1         Letter dated February 16, 2007.